QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

        Simon Property Group, Inc. (the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively the "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

        At June 30, 2003, the Company, directly or through the Operating Partnership, owned or had an interest in 238 properties which consisted of regional malls, community shopping centers and office and mixed-use properties (mixed-use properties include a combination of retail, office space or hotel components) containing an aggregate of 183 million square feet of gross leasable area (GLA) in 36 states and nine assets in Europe and Canada.

        On January 1, 2003, the Operating Partnership acquired the remaining equity interests of M.S. Management Associates, Inc. ("MSM"). MSM provides management, leasing and other services for certain of the Company's properties. The interests acquired consist of 95% of the voting common stock of MSM and approximately 3% of the economic interests of MSM. MSM is now a wholly owned taxable REIT subsidiary of the Operating Partnership.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of June 30, 2003, for the Company and the Operating Partnership.

        Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the Company's various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations—Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP

Overview

Reporting Calendar

        Results for the next three quarters will be announced according to the following approximate schedule:

Third Quarter 2003	Late October 2003
Fourth Quarter and Year-End 2003	Early February 2004
First Quarter 2004	Early May 2004

Stock Information

        Simon Property Group common stock and three issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
6.5% Series B Convertible Preferred	SPGPrB
8.75% Series F Cumulative Preferred	SPGPrF
7.89% Series G Cumulative Preferred	SPGPrG

Ratings

Standard & Poor's (all CreditWatch Negative)
Corporate	BBB+
Senior Unsecured	BBB
Preferred Stock	BBB-
Moody's
Senior Unsecured	Baa2
Preferred Stock	Baa3

Simon Property Group Ownership Structure(1)
June 30, 2003

(1)
Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)
The number of outstanding shares of common stock of Simon Property exceeds the number of Operating Partnership units owned by Simon Property by 1,670,944. This is the result of the direct ownership of Ocean County Mall by Simon Property, partially offset by units issued to Simon Property in exchange for the contribution of interests in Northshore Mall.

(3)
Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(4)
Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(5)
Consists of NID Corporation, directly or indirectly, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(6)
Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(7)
Other executives includes directors and executive officers of Simon Property, other than Simon and DeBartolo family members.

SIMON PROPERTY GROUP

Changes in Common Shares and Unit Ownership

For the Period from December 31, 2002 through June 30, 2003

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2002	63,746,013	185,543,540
Issuance of Stock for Stock Option Exercises	—	313,938
Conversion of Units into Common Stock	(2,880,811)	2,880,811
Conversion of Units into Cash	(119,649)	—
Restricted Stock Awards (Stock Incentive Program), Net	—	357,055
Number Outstanding at June 30, 2003	60,745,553	189,095,344

Total Common Shares and Units Outstanding at June 30, 2003:

249,840,897(2)

Details for Diluted Common Shares Outstanding:

Company Common Shares Outstanding at June 30, 2003	189,095,344
Number of Common Shares Issuable Assuming Conversion of:
Series B Preferred 6.5% Convertible Stock(3)	12,490,773
Series C Preferred 7% Cumulative Convertible Units(4)	1,968,254
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(5)	790,028
Diluted Common Shares Outstanding at June 30, 2003	204,344,399

Fully Diluted Common Shares and Units Outstanding at June 30, 2003:

265,089,952

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 45).

(3)
Conversion terms provided in footnote (1) on page 45 of this document.

(4)
Conversion terms provided in footnote (5) on page 45 of this document.

(5)
Based upon the weighted average stock price for the quarter ended June 30, 2003.

SIMON PROPERTY GROUP

Selected Financial Information

As of June 30, 2003

Unaudited

(In thousands, except as noted)

	As of or for the Three Months Ended June 30,			As of or for the Six Months Ended June 30,
	2003	2002		2003	2002
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$566,317	$511,532		$1,110,125	$1,000,477
Net Income Available to Common Shareholders	$50,292	$173,170		$105,432	$203,176	(7)
Basic Earnings per Common Share	$0.27	$0.99		$0.56	$1.17	(7)
Diluted Earnings per Common Share	$0.26	$0.97		$0.56	$1.16	(7)
FFO of the Simon Portfolio(1)	$245,363	$195,625	(8)	$470,305	$381,422	(8)
Basic FFO Allocable to the Company	$186,421	$143,159	(8)	$355,025	$278,992	(8)
Diluted FFO Allocable to the Company	$196,899	$152,640	(8)	$374,251	$297,894	(8)
Basic FFO per Share	$0.99	$0.82	(8)	$1.89	$1.60	(8)
Diluted FFO per Share	$0.96	$0.81	(8)	$1.85	$1.57	(8)
Distributions per Share	$0.60	$0.55		$1.20	$1.08
Operational Statistics
Occupancy at End of Period:
Regional Malls(2)				91.6%	91.5%
Community Shopping Centers(3)				88.0%	87.9%
Average Base Rent per Square Foot:
Regional Malls(2)				$31.47	$30.03
Community Shopping Centers(3)				$10.14	$10.00
Releasing Spread, Regional Malls:
Opening Base Rent per Square Foot				$42.90	$39.59
Closing Base Rent per Square Foot				$32.79	$32.20
Releasing Spread per Square Foot				$10.11	$7.39
Percentage Increase				30.8%	23.0%
Regional Malls:
Total Tenant Sales Volume, in millions(4)(5)				$7,886	$7,823
Comparable Sales per Square Foot(5)				$393	$390
Total Sales per Square Foot(5)				$388	$384
Number of U.S. Properties Open at End of Period(6)				238	251
Total U.S. GLA at End of Period (in millions of square feet)				183.3	187.0

(1)
Funds from Operations ("FFO") is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to accounting principles generally accepted in the United States (GAAP) net income and earnings per share. FFO, as defined by NAREIT, is consolidated net income without giving effect to real estate depreciation and amortization, gains or losses from extraordinary items and gains or losses on the sales of real estate, plus the allocable portion, based on economic ownership interest, of funds from operations of unconsolidated joint ventures, all determined on a consistent basis in accordance with GAAP. However, FFO does not represent cash flow from operations, should not be considered as an alternative to net income as a measure of operating performance, and is not an alternative to cash flow as a measure of liquidity.

(2)
Includes mall and freestanding stores

(3)
Includes all Owned GLA.

(4)
Represents only those tenants who report sales.

(5)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(6)	Number of U.S. Properties at 6/30/02	251
	Less: Properties Sold	-13

	Number of U.S. Properties at 6/30/03	238

(7)
Includes our share of gains on land sales of $15.0 million and $8.4 million for the three months ended June 30, 2003 and 2002, respectively and $20.8 million and $17.0 million for the six months ended June 30, 2003 and 2002, respectively.

(8)
Funds from operations for the quarter and six months ended June 30, 2002 were restated to reflect the Company's share of impairment of technology assets and gains on debt-related transactions previously reported as extraordinary under GAAP, reducing FFO by a net $20.4 million, or $0.08 per share for the quarter, and a net $24.6 million, or $0.10 per share for the six months.

	June 30, 2003	December 31, 2002
Shareholders' Equity Information
Limited Partner Units Outstanding at End of Period	60,746	63,746
Shares Outstanding at End of Period	189,095	185,544

Total Common Shares and Units Outstanding at End of Period	249,841	249,290

Weighted Average Shares Outstanding—Basic(1)	188,077	179,910
Weighted Average Shares Outstanding—Diluted(1)	202,270	193,992
Debt Information
Consolidated Debt	$9,701,674	$9,546,081
Simon Group's Share of Joint Venture Debt	$2,345,813	$2,279,609
Debt-to-Market Capitalization
Common Stock Price at End of Period	$39.03	$34.07
Equity Market Capitalization(2)	$10,808,147	$9,483,358
Total Consolidated Capitalization	$20,509,821	$19,029,439
Total Capitalization—Including Simon Group's Share of JV Debt	$22,855,634	$21,309,048
	As of or for the Six Months Ended June 30
	2003	2002
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$4,853	$1,512
Joint Venture Properties	$725	$1,305
Simon Group's Share of Joint Venture Properties	$271	$641

(1)
For purposes of computing FFO per share

(2)
Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

        On the following three pages, we present balance sheet and income statement data intended to report the Company's economic ownership of the entire Simon Group portfolio. While these combined statements were not prepared in accordance with GAAP, we believe they reflect the Company's proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation:    The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company.

        The Real Estate Joint Ventures column was derived on a property by property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

Simon Property Group, Inc.
Unaudited Pro-Rata Balance Sheet
As of June 30, 2003

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Real Estate Joint Ventures	Total Company's Share
ASSETS:
Investment properties, at cost	$14,404,054	$(73,866)	$14,330,188	$4,412,891	$18,743,079
Less—accumulated depreciation	2,371,694	(20,700)	2,350,994	623,619	2,974,613

	12,032,360	(53,166)	11,979,194	3,789,272	15,768,466
Cash and cash equivalents	351,408	(5,032)	346,376	93,331	439,707
Tenant receivables and accrued revenue, net	264,882	(1,106)	263,776	70,988	334,764
Notes and advances receivable from Management Company and affiliates	—	—	—	—	—
Investment in unconsolidated entities, at equity	1,577,196	—	1,577,196	(1,577,196)	—
Goodwill, net	37,212	—	37,212	—	37,212
Deferred costs, other assets, and minority interest, net	563,127	(25,178)	537,949	90,917	628,866

Total assets	$14,826,185	$(84,482)	$14,741,703	$2,467,312	$17,209,015

LIABILITIES:
Mortgages and other indebtedness	$9,701,674	$(71,164)	$9,630,510	$2,345,813	$11,976,323
Accounts payable, accrued expenses and deferred revenue	581,474	(2,616)	578,858	89,554	668,412
Cash distributions and losses in partnerships and joint ventures, at equity	16,024	—	16,024	(16,024)	—
Other liabilities, minority interest and accrued dividends	172,074	(10,702)	161,372	47,969	209,341

Total liabilities	10,471,246	(84,482)	10,386,764	2,467,312	12,854,076

LIMITED PARTNERS' INTEREST IN THE OPERATING PARTNERSHIP	797,964	—	797,964	—	797,964
LIMITED PARTNERS' PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	150,852	—	150,852	—	150,852
SHAREHOLDERS' EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 16,830,057 issued and outstanding. Liquidation value $858,006	814,492	—	814,492	—	814,492
Common stock, $.0001 par value, 400,000,000 shares authorized, 187,989,899 and 184,438,095 issued, respectively	19	—	19	—	19
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 3,200,000 issued and outstanding	1	—	1	—	1
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	3,734,026	—	3,734,026	—	3,734,026
Accumulated deficit	(1,077,575)	—	(1,077,575)	—	(1,077,575)
Accumulated other comprehensive income	5,117	—	5,117	—	5,117
Unamortized restricted stock award	(17,439)	—	(17,439)	—	(17,439)
Common stock held in treasury at cost, 2,098,555 shares	(52,518)	—	(52,518)	—	(52,518)

Total shareholders' equity	3,406,123	—	3,406,123	—	3,406,123

	$14,826,185	$(84,482)	$14,741,703	$2,467,312	$17,209,015

Simon Property Group, Inc.
Unaudited Pro-Rata Statement of Operations
For the Three Months Ended June 30, 2003

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Real Estate Joint Ventures	Total Company's Share
REVENUE:
Minimum rent	$337,617	$(2,330)	$335,287	$97,130	$432,417
Overage rent	6,898	(59)	6,839	1,491	8,330
Tenant reimbursements	169,604	(1,024)	168,580	48,432	217,012
Management fees and other revenue	21,274	0	21,274	0	21,274
Other income	30,924	(85)	30,839	17,981	48,820

Total revenue	566,317	(3,498)	562,819	165,034	727,853

EXPENSES:
Property operating	83,333	(647)	82,686	27,555	110,241
Depreciation and amortization	125,842	(633)	125,209	38,268	163,477
Real estate taxes	58,983	(305)	58,678	14,787	73,465
Repairs and maintenance	20,957	(130)	20,827	7,694	28,521
Advertising and promotion	12,368	(93)	12,275	4,130	16,405
Provision for credit losses	4,213	17	4,230	1,177	5,407
Home and regional office costs	20,130	0	20,130	0	20,130
General and administrative	4,023	0	4,023	0	4,023
Other	6,856	(260)	6,596	8,352	14,948

Total operating expenses	336,705	(2,051)	334,654	101,963	436,617

OPERATING INCOME	229,612	(1,447)	228,165	63,071	291,236
Interest expense	151,430	(861)	150,569	37,478	188,047

Income before minority interest	78,182	(586)	77,596	25,593	103,189
Minority interest	(586)	586	0	—	—
Gain on sales of assets and other, net	—	—	0	—	—
Income tax expense of taxable REIT subsidiaries	(2,064)	—	(2,064)	—	(2,064)

Income before unconsolidated entities	75,532	—	75,532	25,593	101,125
Income from other unconsolidated entities	25,593	—	25,593	(25,593)	—

Income before discontinued operations	101,125	—	101,125	—	101,125
Results of operations from discontinued operations	(293)	—	(293)		(293)
Loss on disposal or sale of discontinued operations, net	(17,010)	—	(17,010)		(17,010)

Income before allocation to limited partners	83,822	—	83,822	—	83,822
LESS:
Limited partners' interest in the Operating Partnership	15,012	—	15,012	—	15,012
Preferred distributions of the Operating Partnership	2,835	—	2,835	—	2,835

NET INCOME	65,975	—	65,975	—	65,975
Preferred dividends	(15,683)	—	(15,683)	—	(15,683)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$50,292	$—	$50,292	$—	$50,292

RECONCILIATION TO FFO:
Net Income			$65,975		$65,975
Less:
Joint Venture Net Income			(25,593)	$25,593	—

Net Income			40,382	25,593	65,975
Plus:
Limited partners' interest in the Operating Partnership and preferred distributions of the Operating partnership			17,847		17,847
Depreciation and amortization from combined consolidated properties and discontinued operations			125,852		125,852
Simon's share of depreciation and amortization from unconsolidated entities			—	37,829	37,829
Loss on sale of real estate and discontinued operations			17,010		17,010
Less:
Minority interest portion of depreciation, amortization and extraordinary items			(632)		(632)
Preferred distributions and dividends			(18,518)		(18,518)

FFO of the Simon Portfolio			$181,941	$63,422	$245,363

% of Total FFO:			74.15%	25.85%	100.00%

Simon Property Group, Inc.
Unaudited Pro-Rata Statement of Operations
For the Six Months Ended June 30, 2003

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Real Estate Joint Ventures	Total Company's Share
REVENUE:
Minimum rent	$670,848	$(8,131)	$662,717	$189,785	$852,502
Overage rent	14,971	(447)	14,524	3,884	18,408
Tenant reimbursements	331,497	(3,276)	328,221	94,773	422,994
Management fees and other revenue	40,100	0	40,100	0	40,100
Other income	52,709	(280)	52,429	28,217	80,646

Total revenue	1,110,125	(12,134)	1,097,991	316,659	1,414,650

EXPENSES:
Property operating	162,984	(2,390)	160,594	52,035	212,629
Depreciation and amortization	248,615	(1,970)	246,645	72,618	319,263
Real estate taxes	112,000	(724)	111,276	29,946	141,222
Repairs and maintenance	43,857	(534)	43,323	15,280	58,603
Advertising and promotion	23,985	(309)	23,676	7,946	31,622
Provision for credit losses	8,705	(199)	8,506	2,199	10,705
Home and regional office costs	38,883	0	38,883	0	38,883
General and administrative	7,078	0	7,078	0	7,078
Other	13,684	(931)	12,753	15,706	28,459

Total operating expenses	659,791	(7,057)	652,734	195,730	848,464

OPERATING INCOME	450,334	(5,077)	445,257	120,929	566,186
Interest expense	302,795	(2,658)	300,137	73,955	374,092

Income before minority interest	147,539	(2,419)	145,120	46,974	192,094
Minority interest	(2,419)	2,419	—	—	—
Gain on sales of assets and other, net	23	—	23	—	23
Income tax expense of taxable REIT subsidiaries	(4,027)	—	(4,027)	—	(4,027)

Income before unconsolidated entities	141,116	—	141,116	46,974	188,090
Income from unconsolidated entities	46,974	—	46,974	(46,974)	—

Income before discontinued operations	188,090	—	188,090	—	188,090
Results of operations from discontinued operations	808	—	808	—	808
Loss on disposal or sale of discontinued operations, net	(12,758)	—	(12,758)	—	(12,758)

Income before allocation to limited partners	176,140	—	176,140	—	176,140
LESS:
Limited partners' interest in the Operating Partnership	33,673	—	33,673	—	33,673
Preferred distributions of the Operating Partnership	5,670	—	5,670		5,670

NET INCOME	136,797	—	136,797	—	136,797
Preferred dividends	(31,365)	—	(31,365)	—	(31,365)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$105,432	$—	$105,432	$—	$105,432

RECONCILIATION TO FFO:
Net Income			$136,797		$136,797
Less:
Joint Venture Net Income			(46,974)	$46,974	—

Net Income			89,823	46,974	136,797
Plus:
Limited partners' interest in the Operating Partnership and preferred distributions of the Operating Partnership			39,343		39,343
Depreciation and amortization from combined consolidated properties and discontinued operations			247,929		247,929
Simon's share of depreciation and amortization from unconsolidated entities			—	72,502	72,502
Loss on sale of real estate and discontinued operations			12,735		12,735
Less:
Minority interest portion of depreciation, amortization and extraordinary items			(1,966)		(1,966)
Preferred distributions and dividends			(37,035)		(37,035)

FFO of the Simon Portfolio			$350,829	$119,476	$470,305

% of Total FFO:			74.60%	25.40%	100.00%

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of June 30, 2003
(In thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2003	2002	2003	2002
Consolidated Properties
Other Income
Interest Income	$3,338	$5,929	$7,280	$11,775
Lease Settlement Income	4,666	1,520	6,906	6,900
Gains (Losses) on Land Sales and Income from the Sale of Net Leases	8,092	8,245	12,342	16,297
Simon Brand Ventures/Simon Business Network Revenues(1)	10,855	4,028	19,466	8,854
Income from Hedging Activity(2)	—	7,840	—	7,840
Other	3,973	4,421	6,715	7,797

Totals	$30,924	$31,983	$52,709	$59,463

Other Expense
Ground Rent	$4,204	$3,419	$7,732	$6,586
Professional Fees	979	1,100	2,446	2,389
Parking Garage Expenses	486	400	1,055	808
Costs of Hedging Activity(2)	—	(4,684)	—	750
Agostinelli Litigation Settlement Costs	—	2,035	—	3,035
Other	1,187	1,277	2,451	2,219

Totals	$6,856	$3,547	$13,684	$15,787

(1)
Additional Simon Brand Ventures and Simon Business Network revenues are recorded in minimum rent.

(2)
Income and costs associated with hedging transactions to manage the Company's exposure to fluctuations in the Euro currency as a result of the acquisition of Rodamco North America in 2002.

SIMON PROPERTY GROUP
EBITDA Composition
For the Six Months Ended June 30, 2003

U.S. Geographic Diversification
of Regional Mall Portfolio(1)

Asset Mix of Portfolio

(1)
Northeast—PA, NY, VT, NH, ME, MA, NJ, CT and RI
Mideast—KY, WV, MD, DE, VA, NC and SC
Southeast—TN, MS, AL, GA and FL
Southwest—TX, OK, LA and AR
West North Central—ND, SD, NE, KS, MN, IA and MO
East North Central—WI, MI, OH, IN and IL
Mountain—NV, AZ, NM, UT, CO, ID, MT and WY
Pacific—CA, OR and WA

SIMON PROPERTY GROUP
Portfolio GLA, Occupancy & Rent Data
As of June 30, 2003

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA	% of Owned GLA Which is Leased	Average Base Rent Per Square Foot
Regional Malls
—Anchor	101,198,992	29,558,657	28.3%	95.5%	$4.11
—Mall Store	57,934,606	57,886,709	55.4%	91.5%	$32.19
—Freestanding	3,700,591	1,830,169	1.7%	93.0%	$10.25

Subtotal	61,635,197	59,716,878	57.1%	91.6%	$31.47
Regional Mall Total	162,834,189	89,275,535	85.4%	92.9%
Community Shopping Centers
—Anchor	12,053,592	7,327,403	7.0%	86.7%	$8.24
—Mall Store	4,210,066	4,127,239	4.0%	89.7%	$13.66
—Freestanding	807,066	359,226.3%		94.4%	$6.90

Community Ctr. Total	17,070,724	11,813,868	11.3%	88.0%	$10.14
Office Portion of Mixed-Use Properties	3,408,315	3,408,315	3.3%	83.3%	$25.17
GRAND TOTAL	183,313,228	104,497,718	100.00%
Occupancy History
As of	Regional Malls(1)	Community Shopping Centers(2)
6/30/03	91.6%	88.0%
6/30/02	91.5%	87.9%

12/31/02	92.7%	86.9%
12/31/01	91.9%	90.0%
12/31/00	91.8%	91.5%
12/31/99	90.6%	88.6%
12/31/98	90.0%	91.4%

(1)
Includes mall and freestanding stores.

(2)
Includes all Owned GLA.

SIMON PROPERTY GROUP
Rent Information
As of June 30, 2003

Average Base Rent
Per Square Foot

As of	Mall & Freestanding Stores at Regional Malls	% Change	Community Shopping Centers	% Change
6/30/03	$31.47	4.8%	$10.14	1.4%
6/30/02	$30.03	—	$10.00	—
12/31/02	30.70	4.8	10.12	3.0
12/31/01	29.28	3.4	9.83	5.0
12/31/00	28.31	3.6	9.36	12.0
12/31/99	27.33	6.3	8.36	8.9
12/31/98	25.70	8.7	7.68	3.2

Rental Rates

	Average Base Rent(1)		Amount of Change
Year	Store Openings During Period	Store Closings During Period	$ Change	% Change
Regional Malls:
2003 (YTD)	$42.90	$32.79	$10.11	30.8%
2002	40.35	32.58	7.77	23.8
2001	34.88	29.10	5.78	19.9
2000	35.13	29.24	5.89	20.1
1999	31.25	24.55	6.70	27.3
1998	27.33	23.63	3.70	15.7
Community Shopping Centers:
2003 (YTD)	$12.30	$12.63	$(0.33)	(2.6)%
2002	10.19	8.39	1.80	21.5%
2001	12.79	9.30	3.49	37.5
2000	14.21	11.51	2.70	23.5
1999	10.26	7.44	2.82	37.9
1998	10.43	10.95	(0.52)	(4.7)

(1)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of June 30, 2003

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 6/30/03
Regional Malls—Mall Stores & Freestanding
2003 (7/1-12/31)	491	1,061,051	$33.51
2004	2,247	5,135,345	$31.07
2005	2,102	5,528,729	$31.26
2006	1,915	5,211,298	$31.81
2007	1,970	5,168,754	$33.06
2008	1,604	5,192,597	$32.46
2009	1,454	4,645,296	$31.13
2010	1,549	4,614,793	$34.85
2011	1,419	4,416,926	$32.43
2012	1,168	3,908,030	$35.02
2013	832	2,799,001	$37.62
2014 and Thereafter	298	2,960,716	$21.62
Regional Malls—Anchor Tenants
2003 (7/1-12/31)	—	—	—
2004	24	2,327,882	$3.23
2005	25	3,158,153	$2.25
2006	20	2,429,583	$2.76
2007	19	2,058,834	$2.12
2008	28	3,345,858	$3.59
2009	18	2,226,953	$2.91
2010	15	1,445,148	$4.08
2011	13	1,372,201	$4.82
2012	17	2,082,384	$5.10
2013	9	1,412,010	$6.85
2014 and Thereafter	50	5,537,639	$6.26
Community Centers—Mall Stores & Freestanding
2003 (7/1-12/31)	43	128,533	$14.02
2004	212	491,908	$14.12
2005	214	667,383	$14.84
2006	166	584,392	$13.81
2007	122	547,860	$12.53
2008	79	391,277	$11.83
2009	19	118,178	$12.64
2010	27	207,787	$14.01
2011	28	184,602	$14.62
2012	20	129,945	$15.40
2013	9	125,314	$7.42
2014 and Thereafter	8	97,308	$11.03

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of June 30, 2003

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 6/30/03
Community Centers—Anchor Tenants
2003 (7/1-12/31)	2	31,300	$11.65
2004	8	280,709	$5.79
2005	11	343,053	$8.66
2006	17	716,221	$5.56
2007	16	575,005	$6.38
2008	14	330,214	$10.64
2009	15	607,811	$6.86
2010	16	621,671	$9.56
2011	6	153,359	$11.81
2012	8	396,764	$8.91
2013	9	217,952	$8.66
2014 and Thereafter	36	1,950,180	$8.96

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Top Regional Mall Tenants
As of June 30, 2003
(Square Feet in 000's)

Top 15 In-Line Retail Tenants (sorted by percentage of total base minimum rent)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Limited	559	3,471	1.9%	4.5%
The Gap, Inc.	351	3,609	2.0%	3.1%
Foot Locker	384	1,549	0.8%	2.2%
Zale Corporation	420	474	0.3%	1.9%
Luxottica Group S.P.A	347	608	0.3%	1.3%
Abercrombie & Fitch	121	902	0.5%	1.2%
Sterling Jewelers, Inc.	191	270	0.1%	1.0%
Hallmark Cards	207	678	0.4%	0.9%
The Musicland Group, Inc.	144	596	0.3%	0.9%
Trans World Entertainment	110	669	0.4%	0.9%
American Eagle Outfitters, Inc.	120	596	0.3%	0.8%
The Wet Seal, Inc.	135	517	0.3%	0.8%
Retail Brand Alliance, Inc.	96	509	0.3%	0.8%
Charming Shoppes	126	761	0.4%	0.8%
Barnes & Noble, Inc.	137	678	0.4%	0.7%

Top 15 Anchors (sorted by percentage of total square footage)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Sears	131	19,968	10.9%	0.5%
Federated Dept. Stores	93	18,046	9.8%	0.9%
J.C. Penney Co., Inc.	112	16,039	8.7%	1.1%
The May Dept. Stores	88	12,868	7.0%	0.2%
Dillard's Dept. Stores	84	12,382	6.8%	0.2%
Saks Incorporated	41	4,758	2.6%	1.2%
Target Corporation	27	3,198	1.7%	0.0%
Nordstrom, Inc.	16	2,935	1.6%	0.1%
Belk, Inc.	15	1,747	1.0%	0.1%
Neiman Marcus Group	5	667	0.4%	0.1%
Von Maur	7	592	0.3%	0.0%
Kohl's Dept. Stores	6	562	0.3%	0.0%
Boscov's Department Stores, Inc.	3	521	0.3%	0.1%
Elder-Beerman Stores	5	437	0.2%	0.1%
Burlington Coat Factory	4	354	0.2%	0.1%

SIMON PROPERTY GROUP
2003 and 2004 Regional Mall Anchor/Big Box Openings

2003 Projected Openings

Property Name	Location	Tenant Name
Barton Creek Square	Austin, TX	Nordstrom
Bay Park Square	Green Bay, WI	Younkers
Century III Mall	Pittsburgh, PA	Steve & Barry's*
Dadeland Mall	North Miami Beach, FL	Lord & Taylor expansion and renovation
Fashion Mall at Keystone	Indianapolis, IN	Saks Fifth Avenue
Greendale Mall	Worchester, MA	Family Fitness
The Galleria	Houston, TX	Foley's* and Nordstrom*
Lenox Square	Atlanta, GA	Bloomingdale's
Lincolnwood Town Center	Lincolnwood, IL	Kohl's
Menlo Park Mall	Edison, NJ	Cheesecake Factory* Barnes & Noble* Benihana
NorthPark Mall	Davenport, IA	Dillard's
Prien Lake Mall	Lake Charles, LA	Foley's
Rolling Oaks Mall	San Antonio, TX	Tony Hawk's Skate Park
Roosevelt Field Mall	Garden City, NY	Galyan's
Square One Mall	Saugus, MA	Best Buy* Gold's Gym
Southern Hills Mall	Sioux City, IA	Sheel's Sporting Goods*
Towne West Square	Wichita, KS	Dick's Sporting Goods
Walt Whitman Mall	Huntington Station, NY	Organized Living
Washington Square	Indianapolis, IN	Burlington Coat

*
Tenants have already opened

SIMON PROPERTY GROUP
2003 and 2004 Regional Mall Anchor/Big Box Openings

2004 Projected Openings

Property Name	Location	Tenant Name
College Mall	Bloomington, IN	Target
Greenwood Park Mall	Greenwood, IN	Dick's Sporting Goods
Irving Mall	Irving, TX	Circuit City
Prien Lakes Mall	Lake Charles, LA	Cinemark Theater
Southern Hills Mall	Sioux City, IA	JCPenney
SouthPark Mall	Moline, IL	Dillard's
SouthPark Mall	Charlotte, NC	Nordstrom
St. Charles Towne Center	Waldorf, MD	Dick's Sporting Goods

SIMON PROPERTY GROUP
Property Listing (sorted by state)
As of June 30, 2003

					Gross Leasable Area
Property Name	State	City	Ownership		Total	Anchor	Mall & Freestanding
Regional Malls:
McCain Mall	AR	N. Little Rock	100.0%		777,022	554,156	222,866
University Mall	AR	Little Rock	100.0%		565,494	412,761	152,733
Metrocenter	AZ	Phoenix	50.0%		1,391,515	876,027	515,488
Southgate Mall	AZ	Yuma	100.0%		321,601	252,264	69,337
Brea Mall	CA	Brea	100.0%		1,315,257	874,802	440,455
Fashion Valley Mall	CA	San Diego	50.0%		1,709,835	1,053,305	656,530
Laguna Hills Mall	CA	Laguna Hills	100.0%		867,703	536,500	331,203
Santa Rosa Plaza	CA	Santa Rosa	100.0%		698,193	428,258	269,935
Shops at Mission Viejo	CA	Mission Viejo	100.0%		1,149,912	677,215	472,697
Westminster Mall	CA	Westminster	100.0%		1,215,586	716,939	498,647
Aurora Mall	CO	Aurora	100.0%		1,013,939	566,015	447,924
Mesa Mall	CO	Grand Junction	50.0%		864,362	425,817	438,545
Crystal Mall	CT	Waterford	74.6%		793,938	442,311	351,627
Aventura Mall	FL	Miami Beach	33.3%		1,901,362	1,242,098	659,264
Avenues, The	FL	Jacksonville	25.0%		1,118,074	754,956	363,118
Boynton Beach Mall	FL	Boynton Beach	100.0%		1,183,937	883,720	300,217
Coral Square	FL	Coral Springs	97.2%		943,506	648,144	295,362
Cordova Mall	FL	Pensacola	100.0%		851,983	488,263	363,720
Crystal River Mall	FL	Crystal River	100.0%		424,293	302,495	121,798
Dadeland Mall	FL	North Miami Beach	50.0%		1,396,665	1,062,072	334,593
DeSoto Square	FL	Bradenton	100.0%		691,043	435,467	255,576
Edison Mall	FL	Fort Myers	100.0%		1,042,252	742,667	299,585
Florida Mall, The	FL	Orlando	50.0%		1,847,143	1,232,416	614,727
Gulf View Square	FL	Port Richey	100.0%		803,634	568,882	234,752
Indian River Mall	FL	Vero Beach	50.0%		748,028	445,552	302,476
Lake Square Mall	FL	Leesburg	50.0%		560,967	296,037	264,930
Melbourne Square	FL	Melbourne	100.0%		729,260	471,173	258,087
Miami International Mall	FL	South Miami	47.8%		1,074,985	783,308	291,677
Orange Park Mall	FL	Orange Park	100.0%		923,961	534,180	389,781
Paddock Mall	FL	Ocala	100.0%		560,530	387,378	173,152
Palm Beach Mall	FL	West Palm Beach	100.0%		1,085,263	749,288	335,975
Port Charlotte Town Center	FL	Port Charlotte	80.0	%(6)	780,533	458,554	321,979
Seminole Towne Center	FL	Sanford	45.0%		1,153,450	768,798	384,652
The Shops @ Sunset Place	FL	Miami	37.5%		500,131	—	500,131
Town Center at Boca Raton	FL	Boca Raton	100.0%		1,555,336	1,061,076	494,260
Treasure Coast Square	FL	Jensen Beach	100.0%		871,241	511,372	359,869
Tyrone Square	FL	St. Petersburg	100.0%		1,127,898	748,269	379,629
University Mall	FL	Pensacola	100.0%		707,689	478,449	229,240
Gwinnett Place	GA	Duluth (Atlanta)	50.0%		1,276,926	843,609	433,317
Lenox Square	GA	Atlanta	100.0%		1,481,698	821,356	660,342
Mall of Georgia	GA	Mill Creek (Atlanta)	50.0%		1,785,700	989,590	796,110
Northlake Mall	GA	Atlanta	100.0%		962,131	665,745	296,386
Phipps Plaza	GA	Atlanta	100.0%		821,154	472,385	348,769
Town Center at Cobb	GA	Kennesaw (Atlanta)	50.0%		1,272,956	851,346	421,610
Lindale Mall	IA	Cedar Rapids	50.0%		690,955	305,563	385,392
NorthPark Mall	IA	Davenport	50.0%		1,073,273	651,533	421,740
Southern Hills Mall	IA	Sioux City	50.0%		802,011	372,937	429,074
SouthRidge Mall	IA	Des Moines	50.0%		1,002,538	497,806	504,732
Alton Square	IL	Alton	100.0%		639,514	426,315	213,199
Lincolnwood Town Center	IL	Lincolnwood	100.0%		422,296	220,830	201,466
Northfield Square Mall	IL	Bourbonnais	31.6%		558,328	310,994	247,334
Northwoods Mall	IL	Peoria	100.0%		695,466	472,969	222,497
Orland Square	IL	Orland Park	100.0%		1,213,457	773,295	440,162

River Oaks Center	IL	Calumet City	100.0%		1,378,354	834,588	543,766	(1)
SouthPark Mall	IL	Moline	50.0%		1,025,798	578,056	447,742
White Oaks Mall	IL	Springfield	77.5%		949,985	601,708	348,277
Castleton Square	IN	Indianapolis	100.0%		1,447,970	1,082,021	365,949
Circle Centre	IN	Indianapolis	14.7%		791,056	350,000	441,056
College Mall	IN	Bloomington	100.0%		706,904	439,766	267,138
Eastland Mall	IN	Evansville	50.0%		898,981	532,955	366,026
Fashion Mall at Keystone	IN	Indianapolis	100.0%		658,394	249,721	408,673	(1)
Greenwood Park Mall	IN	Greenwood	100.0%		1,315,532	898,928	416,604
Lafayette Square	IN	Indianapolis	100.0%		1,209,339	937,223	272,116
Markland Mall	IN	Kokomo	100.0%		392,714	252,444	140,270
Muncie Mall	IN	Muncie	100.0%		654,902	435,756	219,146
Tippecanoe Mall	IN	Lafayette	100.0%		859,532	568,373	291,159
University Park Mall	IN	Mishawaka (South Bend)	60.0%		941,257	622,508	318,749
Washington Square	IN	Indianapolis	100.0%		1,122,566	814,326	308,240
Hutchinson Mall	KS	Hutchinson	100.0%		525,585	277,665	247,920
Towne East Square	KS	Wichita	100.0%		1,183,434	779,490	403,944
Towne West Square	KS	Wichita	100.0%		955,376	619,269	336,107
West Ridge Mall	KS	Topeka	100.0%		1,030,462	716,811	313,651
Prien Lake Mall	LA	Lake Charles	100.0%		810,843	631,762	179,081
South Park Mall	LA	Shreveport	100.0%		857,781	618,915	238,866
Arsenal Mall	MA	Watertown (Boston)	100.0%		501,871	191,395	310,476	(1)
Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		206,062	—	206,062
Auburn Mall	MA	Auburn (Boston)	49.1%		592,252	417,620	174,632
Burlington Mall	MA	Burlington (Boston)	100.0%		1,253,500	836,236	417,264
Cape Cod Mall	MA	Hyannis	49.1%		723,773	420,199	303,574
Emerald Square	MA	North Attleboro (Boston)	49.1%		1,021,678	647,372	374,306
Greendale Mall	MA	Worcester (Boston)	49.1%		431,157	132,634	298,523	(1)
Liberty Tree Mall	MA	Danvers (Boston)	49.1%		857,019	498,000	359,019
Mall at Chestnut Hill, The	MA	Newton (Boston)	47.2%		478,148	297,253	180,895
Northshore Mall	MA	Peabody (Boston)	49.1%		1,684,652	989,277	695,375
Solomon Pond Mall	MA	Marlborough	49.1%		912,931	538,843	374,088
South Shore Plaza	MA	Braintree (Boston)	100.0%		1,461,107	847,603	613,504
Square One Mall	MA	Saugus (Boston)	49.1%		865,305	540,101	325,204
Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		664,251	338,567	325,684
St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		985,609	631,602	354,007
Mall of America	MN	Bloomington (Minneapolis)	27.5	%(4)	2,778,463	1,220,305	1,558,158
Maplewood Mall	MN	Minneapolis	100.0%		909,382	578,060	331,322
Miller Hill Mall	MN	Duluth	100.0%		804,228	429,508	374,720
Battlefield Mall	MO	Springfield	100.0%		1,184,643	770,111	414,532
Independence Center	MO	Independence	100.0%		1,023,037	499,284	523,753
Biltmore Square	NC	Asheville	100.0%		494,248	242,576	251,672
SouthPark Mall	NC	Charlotte	100.0%		1,155,629	857,254	298,375
Crossroads Mall	NE	Omaha	100.0%		858,583	609,669	248,914
Mall at Rockingham Park	NH	Salem (Boston)	24.6%		1,020,138	638,111	382,027
Mall of New Hampshire	NH	Manchester	49.1%		806,119	444,889	361,230
Pheasant Lane Mall	NH	Nashua	100.0%		988,876	675,759	313,117
Bergen Mall	NJ	Paramus (NYC)	100.0%		858,009	453,260	404,749
Brunswick Square	NJ	East Brunswick (NYC)	100.0%		772,604	467,626	304,978
Livingston Mall	NJ	Livingston (NYC)	100.0%		984,708	616,128	368,580
Menlo Park Mall	NJ	Edison (NYC)	100.0%		1,284,419	527,591	756,828	(1)
Ocean County Mall	NJ	Toms River	100.0%		896,852	620,755	276,097
Rockaway Townsquare	NJ	Rockaway (NYC)	100.0%		1,247,473	786,626	460,847
Cottonwood Mall	NM	Albuquerque	100.0%		1,041,244	631,556	409,688
Forum Shops at Caesars	NV	Las Vegas	100.0%		483,657	—	483,657

Chautauqua Mall	NY	Lakewood	100.0%	432,186	213,320	218,866
Eastern Hills Mall (5)	NY	Williamsville	100.0%	993,906	713,070	280,836
Jefferson Valley Mall	NY	Yorktown Heights	100.0%	586,996	310,095	276,901
Nanuet Mall	NY	Nanuet (NYC)	100.0%	915,523	583,711	331,812
Roosevelt Field	NY	Garden City (NYC)	100.0%	2,180,644	1,430,425	750,219
Smith Haven Mall	NY	Lake Grove (NYC)	25.0%	1,359,161	902,595	456,566
Source, The	NY	Westbury (NYC)	25.5%	729,829	210,798	519,031
Walt Whitman Mall	NY	Huntington Station (NYC)	100.0%	1,035,452	742,214	293,238
Westchester, The	NY	White Plains (NYC)	40.0%	824,739	349,393	475,346
Great Lakes Mall	OH	Mentor (Cleveland)	100.0%	1,302,315	879,300	423,015
Lima Mall	OH	Lima	100.0%	745,903	541,861	204,042
Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%	1,016,777	685,251	331,526
Southern Park Mall	OH	Boardman (Youngstown)	100.0%	1,197,639	811,858	385,781
Summit Mall	OH	Akron	100.0%	763,685	432,936	330,749
Upper Valley Mall	OH	Springfield	100.0%	750,569	479,418	271,151
Woodville Mall	OH	Northwood (Toledo)	100.0%	772,394	518,792	253,602
Eastland Mall	OK	Tulsa	100.0%	698,830	435,843	262,987
Heritage Park Mall	OK	Midwest City (Oklahoma)	100.0%	606,339	382,700	223,639
Penn Square Mall	OK	Oklahoma City	94.5%	988,404	588,137	400,267
Woodland Hills Mall	OK	Tulsa	47.2%	1,091,700	709,447	382,253
Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%	1,282,265	773,439	508,826
Cheltenham Square	PA	Philadelphia	100.0%	635,293	364,106	271,187
Granite Run Mall	PA	Media (Philadelphia)	50.0%	1,047,311	500,809	546,502
Ross Park Mall	PA	Pittsburgh	100.0%	1,234,354	827,015	407,339
South Hills Village	PA	Pittsburgh	100.0%	1,113,266	655,987	457,279
Anderson Mall	SC	Anderson	100.0%	622,160	404,394	217,766
Haywood Mall	SC	Greenville	100.0%	1,244,472	913,633	330,839
Empire Mall	SD	Sioux Falls	50.0%	1,047,583	497,341	550,242
Rushmore Mall	SD	Rapid City	50.0%	835,408	470,660	364,748
Knoxville Center	TN	Knoxville	100.0%	979,537	597,028	382,509
Oak Court Mall	TN	Memphis	100.0%	853,223	535,000	318,223	(1)
Raleigh Springs Mall	TN	Memphis	100.0%	918,049	691,230	226,819
West Town Mall	TN	Knoxville	50.1%	1,327,856	878,311	449,545
Wolfchase Galleria	TN	Memphis	94.5%	1,266,320	761,648	504,672
Barton Creek Square	TX	Austin	100.0%	1,243,825	777,266	466,559
Broadway Square	TX	Tyler	100.0%	618,428	427,730	190,698
Cielo Vista Mall	TX	El Paso	100.0%	1,191,880	793,716	398,164
Highland Mall	TX	Austin	50.0%	1,090,685	732,000	358,685
The Galleria	TX	Houston	31.5%	2,412,071	1,300,466	1,111,605
Ingram Park Mall	TX	San Antonio	100.0%	1,128,922	751,704	377,218
Irving Mall	TX	Irving (Dallas)	100.0%	1,124,452	726,574	397,878
La Plaza Mall	TX	McAllen	100.0%	1,205,372	778,768	426,604
Lakeline Mall	TX	Austin	100.0%	1,100,388	745,179	355,209
Longview Mall	TX	Longview	100.0%	612,955	402,843	210,112
Midland Park Mall	TX	Midland	100.0%	618,721	339,113	279,608
North East Mall	TX	Hurst (Ft. Worth)	100.0%	1,705,554	1,348,279	357,275
Richardson Square Mall	TX	Richardson (Dallas)	100.0%	755,258	471,436	283,822
Rolling Oaks Mall	TX	San Antonio	100.0%	737,168	460,857	276,311
Sunland Park Mall	TX	El Paso	100.0%	917,792	575,837	341,955
Valle Vista Mall	TX	Harlingen	100.0%	656,556	389,781	266,775
Trolley Square	UT	Salt Lake City	90.0%	222,774	—	222,774
Apple Blossom Mall	VA	Winchester	49.1%	443,452	229,011	214,441
Charlottesville Fashion Square	VA	Charlottesville	100.0%	572,176	381,153	191,023
Chesapeake Square	VA	Chesapeake (Norfolk)	75.0%	809,561	537,279	272,282
Valley Mall	VA	Harrisonburg	50.0%	486,851	307,794	179,053
Virginia Center Commons	VA	Glen Allen	100.0%	787,491	506,639	280,852

Columbia Center	WA	Kennewick	100.0%	741,169	408,052	333,117
Northgate Mall	WA	Seattle	100.0%	997,123	688,391	308,732
Tacoma Mall	WA	Tacoma	100.0%	1,294,532	924,045	370,487
Bay Park Square	WI	Green Bay	100.0%	657,915	447,508	210,407
Forest Mall	WI	Fond Du Lac	100.0%	501,159	327,260	173,899
(169 properties)
Community Centers:
Plaza at Buckland Hills	CT	Manchester	35.0%	334,487	252,179	82,308
Gaitway Plaza	FL	Ocala	23.3%	216,350	123,027	93,323
Grove @ Lakeland Square	FL	Lakeland	100.0%	215,591	142,317	73,274
Highland Lakes Center	FL	Orlando	100.0%	478,031	372,316	105,715
Indian River Commons	FL	Vero Beach	50.0%	262,881	233,358	29,523
Royal Eagle Plaza	FL	Coral Springs	35.0%	199,122	124,479	74,643
Terrace @ the Florida Mall	FL	Orlando	100.0%	329,362	281,831	47,531
Waterford Lakes Town Center	FL	Orlando	100.0%	818,097	501,244	316,853
West Town Corners	FL	Altamonte Springs	23.3%	385,037	263,782	121,255
Westland Park Plaza	FL	Orange Park (Jacksonville)	23.3%	163,154	123,548	39,606
Mall of Georgia Crossing	GA	Mill Creek (Atlanta)	50.0%	440,612	341,503	99,109
Bloomingdale Court	IL	Bloomingdale	100.0%	604,510	425,633	178,877
Bridgeview Court	IL	Bridgeview	100.0%	273,678	216,491	57,187
Countryside Plaza	IL	Countryside	100.0%	435,608	290,216	145,392
Crystal Court	IL	Crystal Lake	35.0%	278,971	201,993	76,978
Forest Plaza	IL	Rockford	100.0%	428,958	325,170	103,788
Lake Plaza	IL	Waukegan	100.0%	215,462	170,789	44,673
Lake View Plaza	IL	Orland Park	100.0%	371,480	270,628	100,852
Lincoln Crossing	IL	O'Fallon	100.0%	161,337	134,935	26,402
Matteson Plaza	IL	Matteson	100.0%	275,455	230,885	44,570
North Ridge Plaza	IL	Joliet	100.0%	305,070	190,323	114,747
White Oaks Plaza	IL	Springfield	100.0%	391,417	275,703	115,714
Willow Knolls Court	IL	Peoria	35.0%	382,377	309,440	72,937
Yards Plaza, The	IL	Chicago	35.0%	272,452	228,813	43,639
Brightwood Plaza	IN	Indianapolis	100.0%	38,493	—	38,493
Eastland Convenience Center	IN	Evansville	50.0%	173,077	60,000	113,077
Greenwood Plus	IN	Greenwood	100.0%	159,931	134,141	25,790
Griffith Park Plaza	IN	Griffith	100.0%	274,230	175,595	98,635
Keystone Shoppes	IN	Indianapolis	100.0%	29,140	—	29,140
Markland Plaza	IN	Kokomo	100.0%	91,233	49,552	41,681
Muncie Plaza	IN	Muncie	100.0%	298,851	271,656	27,195
New Castle Plaza	IN	New Castle	100.0%	91,648	24,912	66,736
Northwood Plaza	IN	Fort Wayne	100.0%	170,869	99,028	71,841
Teal Plaza	IN	Lafayette	100.0%	101,087	98,337	2,750
Tippecanoe Plaza	IN	Lafayette	100.0%	94,598	85,811	8,787
University Center	IN	Mishawaka (South Bend)	60.0%	150,534	104,359	46,175
Village Park Plaza	IN	Carmel	35.0%	545,448	431,018	114,430
Wabash Village	IN	West Lafayette	100.0%	124,536	109,388	15,148
Washington Plaza	IN	Indianapolis	100.0%	50,107	21,500	28,607
West Ridge Plaza	KS	Topeka	100.0%	237,783	182,161	55,622
Park Plaza	KY	Hopkinsville	100.0%	115,024	82,398	32,626
St. Charles Towne Plaza	MD	Waldorf	100.0%	404,984	291,782	113,202
Regency Plaza	MO	St. Charles	100.0%	287,526	210,627	76,899
Ridgewood Court	MS	Jackson	35.0%	240,662	185,939	54,723
Rockaway Convenience Center	NJ	Rockaway (NYC)	100.0%	144,702	44,518	100,184

Cobblestone Court	NY	Victor	35.0%	265,499	206,680	58,819
Boardman Plaza	OH	Youngstown	100.0%	640,569	375,502	265,067
Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%	164,104	142,229	21,875
Lima Center	OH	Lima	100.0%	206,878	159,584	47,294
Northland Plaza	OH	Columbus	100.0%	209,534	118,304	91,230
Eastland Plaza	OK	Tulsa	100.0%	186,149	152,451	33,698
Great Northeast Plaza	PA	Philadelphia	50.0%	298,125	240,525	57,600
Charles Towne Square	SC	Charleston	100.0%	199,693	199,693	—
Empire East	SD	Sioux Falls	50.0%	298,263	253,388	44,875
Knoxville Commons	TN	Knoxville	100.0%	180,463	91,483	88,980
Arboretum, The	TX	Austin	100.0%	211,082	35,773	175,309
Celina Plaza	TX	El Paso	100.0%	32,622	23,927	8,695
Ingram Plaza	TX	San Antonio	100.0%	111,518	—	111,518
Lakeline Plaza	TX	Austin	100.0%	344,693	275,321	69,372
Mainland Crossing	TX	Texas City	80.0%	390,987	306,158	84,829
Shops at North East Mall	TX	Hurst	100.0%	364,357	265,382	98,975
Chesapeake Center	VA	Chesapeake	100.0%	299,604	219,462	80,142
Fairfax Court	VA	Fairfax	26.3%	249,357	168,743	80,614
Martinsville Plaza	VA	Martinsville	100.0%	102,105	60,000	42,105
(64 properties)
Mixed-Used:
New Orleans Centre	LA	New Orleans	100.0%	1,028,796	331,831	696,965	(1)
Copley Place	MA	Boston	98.1%	1,214,369	104,332	1,110,037	(1)
Fashion Centre at Pentagon	VA	Arlington (Washington, D.C.)	42.5%	987,122	472,729	514,393	(1)
(3 properties)
Office:
O'Hare International Center	IL	Rosemont (Chicago)	100.0%	495,546	—	495,546	(2)
Riverway	IL	Rosemont (Chicago)	100.0%	819,197	—	819,197	(3)
(2 properties)
Total Portfolio				183,313,228	113,252,584	70,060,644

*
Regional malls generally contain two or more anchors and a wide variety of smaller stores located in enclosed malls connecting the anchors. Additional stores are usually located along the perimeter of the parking area. Community shopping centers are generally unenclosed and smaller than regional malls. Our community shopping centers generally range in size from approximately 50,000 to 600,000 square feet of GLA.

(1)
Office space included as follows:

Arsenal Mall—approx. 106,000 sq. ft.
Copley Place—approx. 847,000 sq. ft.
Fashion Centre at Pentagon—approx. 169,000 sq. ft.
Fashion Mall at Keystone—approx. 30,000 sq. ft.
Greendale Mall—approx. 120,000 sq. ft.
Menlo Park Mall—approx. 50,000 sq. ft.
New Orleans Centre—approx. 560,000 sq. ft.
Oak Court Mall—approx. 130,000 sq. ft.
River Oaks Center—approx. 118,000 sq. ft.

(2)
Includes approximately 13,000 sq. ft. of retail space.
(3)
Includes approximately 24,000 sq. ft. of retail space.
(4)
The Operating Partnership is entitled to 50% of the economic benefit of this Property due to a partner preference.
(5)
Asset was sold in July, 2003.
(6)
The Operating Partnership receives substantially all the economic benefit of this property due to a partner preference.

SIMON PROPERTY GROUP
Capital Expenditures
For the Six Months Ended June 30, 2003

(In millions)

		Unconsolidated Entities
	Consolidated Properties	Total		Simon Group's Share
New development projects	$13.2	$45.9	(1)	$22.0	(1)
Redevelopment projects with incremental GLA and/or Anchor Replacement	59.7	32.0		11.3
Renovations with no incremental GLA	6.0	0.6		0.1
Tenant allowances	21.5	10.6		3.9
Operational capital expenditures at properties:
CAM expenditures(2)	5.9	2.0		.9
Non-CAM expenditures	4.4	18.0		2.9

Totals	$110.7	$109.1		$41.1

Plus (Less): Conversion from accrual to cash basis	2.3	(1.5)

Capital expenditures(3)	$113.0	$107.6

(1)
Does not include the Company's European initiatives (total cost of $56.2 million; the Company's share is $18.5 million)

(2)
Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(3)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2003

							Construction-in-Progress
									Unconsolidated Entities
Mall/ Location	Project Description	The Company's Ownership Percentage	Opening	Projected Cost(1) (in millions)	The Company's Share of Project Cost	Stabilized Rate of Return	Consolidated Properties		Total		The Company's Share
Recently Completed Redevelopments
Menlo Park Mall Edison, NJ (New York)	Addition of Barnes & Noble (32,000 sf), Benihana (outlot), and Cheesecake Factory (12,000 sf—opened 1/03)	100%	6/03	$10	$10	13%	$0.2	(2)	—		—
New Development Projects:
Chicago Premium Outlets Aurora, IL (Chicago)	438,000 sf premium outlet center	50%	Summer 2004	$79	$40	13%	—		$25.6		$12.8
Las Vegas Premium Outlets Las Vegas, NV	435,000 sf premium outlet center	50%	8/03	$88	$44	12%	—		$73.1		$36.5
Rockaway Town Court Rockaway, NJ (New York)	89,000 sf community center featuring Linens "N Things, Borders Books and Michael's Arts & Crafts	100%	9/03	$17	$17	11%	$7.7		—		—
Lakeline Village Austin, TX	42,000 sf community center featuring Ultimate Electronics	100%	10/03	$5	$5	11%	$4.7		—		—
Redevelopment Projects with Incremental GLA
Barton Creek Square Austin, TX	Nordstrom replacing Montgomery Ward plus 40,000 sf of small shop GLA; mall renovation	100%	8/03	$28	$28	10%	$19.7		—		—
Bay Park Square Green Bay, WI	Younkers replacing Montgomery Ward plus 67,000 sf of small shop GLA	100%	9/03	$19	$19	11%	$17.7		—		—
Dadeland Mall Miami, FL	Expansion of Lord & Taylor (71,000 sf); remodel of Lord & Taylor, Saks Fifth Avenue and Burdines; mall renovation and new parking deck	50%	11/02 (renov) 10/03 (expan)	$34	$17	8%	—		$8.5	(3)	$4.3
Forum Shops at Caesars Las Vegas, NV	Phase III expansion of 175,000 sf	100%	11/04	$139	$139	11%	$27.2		—		—
Greenwood Park Mall Greenwood, IN	Dick's Sporting Goods replacing former Service Merchandise and MCL space; mall and food court renovation	100%	10/03 (renov) 4/04 (Dick's)	$13	$13	11%	$3.9		—		—
SouthPark Charlotte, NC	Addition of Nordstrom (153,000 sf) and additional anchor pad, Hecht's expansion (60,000 sf) and renovation, Belk's expansion (46,000 sf) and renovation, addition of small shops (50,000 sf), three new parking decks and Cheesecake Factory and Maggiano's	100%	10/02 (Belk) 12/02 (Cheesecake) 9/03 (Maggiano's) Fall 2003 (renov) 3/04 (Nordstrom, Hecht's and small shop expansion)	$90	$90	10%	$55.7		—		—

SIMON PROPERTY GROUP
Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of June 30, 2003

							Construction-in-Progress
								Unconsolidated Entities
Mall/ Location	Project Description	The Company's Ownership Percentage	Opening	Projected Cost(1) (in millions)	The Company's Share of Project Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Renovations
Melbourne Square Melbourne, FL	Mall renovation	100%	10/03
Ocean County Mall Toms River, NJ	Mall renovation	100%	11/03
	Subtotal Renovations			$20	$20	12%	$6.7	—	—
Anchor/Big Box/Theater Activity
College Mall Bloomington, IN	Target in former JCPenney space	100%	3/04
Fashion Mall at Keystone Indianapolis, IN	Saks Fifth Avenue replacing Jacobson's	100%	9/03
Lenox Square Atlanta, GA	Bloomingdale's replacing Macy's	100%	10/03
Lincolnwood Town Center Lincolnwood, IL (Chicago)	Kohl's replacing JCPenney	100%	8/03
Rockaway Convenience Center Rockaway, NJ (New York)	Demolition of AMC Theater and creation of a new pad for Best Buy (1/03); renovation	100%	12/03
Walt Whitman Mall Huntington Station, NY (New York)	Addition of Organized Living and Bennigan's in former theater space	100%	10/03
	Subtotal Anchor/Big Box/Theater Activity			$21	$21	13%	$10.5	—	—
Other Miscellaneous							$2.1	$3.7	$1.7
Total Construction in Progress(4)							$156.1	$110.9	$55.3
Land Held for Development							$26.1	$25.9	$12.9

*
Cost and return are based upon current budget assumptions. Actual results may vary.
(1)
Total Projected Cost reflects net development costs. Total Projected Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.
(2)
Prior redevelopment costs were transferred from Construction-in-Progress to the fixed asset accounts for Menlo Park Mall (Total and SPG's Share = $5.9 million)
(3)
Prior redevelopment costs were transferred from Construction-in-Progress to the fixed asset accounts for Dadeland Mall (Total = $25 million; SPG's Share = $12.5 million)
(4)
Does not include the Company's European initiatives (unconsolidated total of $127.9 million; the Company's share of $45.0 million)

SIMON PROPERTY GROUP
The Company's Share of Total Debt Amortization and Maturities by Year
As of June 30, 2003
(In thousands)

Year		The Company's Share of Secured Consolidated Debt	The Company's Share of Unsecured Consolidated Debt	The Company's Share of Unconsolidated Joint Venture Debt	The Company's Share of Total Debt
2003		169,664	100,000	51,079	320,743
2004	1	697,571	915,000	230,302	1,842,873
2005	2	235,077	660,000	279,002	1,174,079
2006	3	301,252	1,089,655	460,945	1,851,852
2007	4	519,652	930,000	178,675	1,628,327
2008	5	101,851	350,000	275,339	727,190
2009	6	409,951	450,000	159,145	1,019,096
2010	7	202,175	300,000	240,346	742,521
2011	8	374,682	200,000	185,522	760,204
2012	9	347,502	350,000	196,548	894,050
2013	10	90,193	275,000	85,770	450,963
Thereafter		90,827	450,000	—	540,827

Subtotal Face Amounts		$3,540,397	$6,069,655	$2,342,673	$11,952,725
Premiums and Discounts on Indebtedness, Net		27,623	(12,779)	3,140	17,984
Fair Value Interest Rate Swaps		—	5,614	—	5,614

Company's Share of Total Indebtedness		$3,568,020	$6,062,490	$2,345,813	$11,976,323

SIMON PROPERTY GROUP
Summary of Indebtedness
As of June 30, 2003
(In thousands)

	Total Indebtedness	The Company's Share of Indebtedness	Weighted Average Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate(1)	2,877,264	2,826,118	7.17%	6.3
Floating Rate Debt (Hedged)(2)	157,000	145,250	2.66%	3.2
Floating Rate Debt	576,467	569,029	2.41%	1.2

Total Mortgage Debt	3,610,731	3,540,397	6.22%	5.3
Unsecured Debt
Fixed Rate	5,315,000	5,315,000	6.75%	5.2
Floating Rate Debt	215,000	215,000	1.82%	0.7

Subtotal	5,530,000	5,530,000	6.55%	5.0
Revolving Corporate Credit Facility	400,632	400,632	1.77%	2.8
Revolving Corporate Credit Facility (Hedged)(2)	139,023	139,023	1.77%	2.8

Subtotal	539,655	539,655	1.77%	2.8
Total Unsecured Debt	6,069,655	6,069,655	6.13%	4.81
Premium	37,523	36,629	N/A	N/A
Discount	(21,849)	(21,785)	N/A	N/A
Fair Value Interest Rate Swaps	5,614	5,614	N/A	N/A

Consolidated Mortgages and Other Indebtedness(3)	9,701,674	9,630,510	6.16%	5.0

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	4,391,069	1,897,567	7.16%	5.4
Floating Rate Debt (Hedged)(2)	845,157	273,930	1.99%	2.3
Floating Rate Debt	460,240	171,176	3.68%	18.6

Total Mortgage Debt	5,696,466	2,342,673	6.30%	6.0
Premium	11,039	5,503	N/A	N/A
Discount	(4,808)	(2,363)

Joint Venture Mortgages and Other Indebtedness	5,702,697	2,345,813	6.30%	6.0

The Company's Share of Total Indebtedness		11,976,323	6.19%	5.2

(1)
Includes $133.6 million of variable rate debt, of which $133.6 million is The Company's share, that is effectively fixed to maturity through the use of interest rate hedges with a total notional amount of $133.6 million.

(2)
These debt obligations are hedged by interest rate cap agreements.

(3)
The Company holds $200.0 million of notional amount fixed rate swap agreements that have a weighted average pay rate of 1.66% and a weighted average receive rate of 1.32% at June 30, 2003 which mature in December 2003. The Company also holds $300.0 million of notional amount variable rate swap agreements that have a weighted average pay rate of 1.20% and a weighted average receive rate of 3.50% at June 30, 2003 which mature in February of 2004. All of these swap agreements are designated as hedges on various pools of indebtedness.

SIMON PROPERTY GROUP

Summary of Indebtedness By Maturity

As of June 30, 2003

(In thousands)

Property Name		Maturity Date		Interest Rate	Total Indebtedness	The Company's Share of Indebtedness	Weighted Avg Interest Rate by Year
Consolidated Indebtedness
Fixed Rate Mortgage Debt:
Forum Phase I—Class A-2		05/15/04	(4)	6.19%	44,386	44,386
Forum Phase II—Class A-2		05/15/04	(4)	6.19%	40,614	40,614
Forum Phase I—Class A-1		05/15/04		7.13%	46,996	46,996
Forum Phase II—Class A-1		05/15/04		7.13%	43,004	43,004
CMBS Loan—Fixed (encumbers 7 Properties)	(5)	12/15/04		7.31%	173,004	173,004
CMBS Loan—Variable (encumbers 7 Properties)	(5)	12/15/04	(4)	6.20%	48,643	48,643

Subtotal 2004					396,647	396,647	6.89%
Tippecanoe Mall—1		01/01/05		8.45%	42,225	42,225
Tippecanoe Mall—2		01/01/05		6.81%	15,161	15,161
Melbourne Square		02/01/05		7.42%	36,917	36,917
Cielo Vista Mall—2		11/01/05		8.13%	828	828

Subtotal 2005					95,131	95,131	7.79%
Treasure Coast Square—1		01/01/06		7.42%	50,254	50,254
Treasure Coast Square—2		01/01/06		8.06%	11,736	11,736
Gulf View Square		10/01/06		8.25%	34,663	34,663
Paddock Mall		10/01/06		8.25%	27,568	27,568

Subtotal 2006					124,221	124,221	7.90%
Cielo Vista Mall—1	(3)	05/01/07		9.38%	51,541	51,541
Cielo Vista Mall—3	(3)	05/01/07		6.76%	36,890	36,890
Lakeline Mall		05/01/07		7.65%	69,066	69,066
McCain Mall—1	(3)	05/01/07		9.38%	24,067	24,067
McCain Mall—2	(3)	05/01/07		6.76%	17,026	17,026
Valle Vista Mall—1	(3)	05/01/07		9.38%	31,875	31,875
Valle Vista Mall—2	(3)	05/01/07		6.81%	7,572	7,572
Wolfchase Galleria		06/30/07		7.80%	74,977	70,850
Copley Place		08/01/07		7.44%	182,211	178,835
University Park Mall		10/01/07		7.43%	59,087	35,452

Subtotal 2007					554,312	523,174	7.83%
Arsenal Mall—1		09/28/08		6.75%	33,203	33,203

Subtotal 2008					33,203	33,203	6.75%
College Mall—1	(2)	01/01/09		7.00%	37,659	37,659
College Mall—2	(2)	01/01/09		6.76%	11,365	11,365
Greenwood Park Mall—1	(2)	01/01/09		7.00%	31,541	31,541
Greenwood Park Mall—2	(2)	01/01/09		6.76%	58,721	58,721
Towne East Square—1	(2)	01/01/09		7.00%	49,788	49,788
Towne East Square—2	(2)	01/01/09		6.81%	23,688	23,688
Penn Square Mall		03/01/09		7.03%	71,748	67,799
Bloomingdale Court	(10)	10/01/09		7.78%	28,864	28,864
Forest Plaza	(10)	10/01/09		7.78%	15,831	15,831
Lake View Plaza	(10)	10/01/09		7.78%	21,045	21,045
Lakeline Plaza	(10)	10/01/09		7.78%	23,072	23,072
Lincoln Crossing	(10)	10/01/09		7.78%	3,186	3,186
Matteson Plaza	(10)	10/01/09		7.78%	9,267	9,267
Muncie Plaza	(10)	10/01/09		7.78%	8,012	8,012

Regency Plaza	(10)	10/01/09	7.78%	4,344	4,344
St. Charles Towne Plaza	(10)	10/01/09	7.78%	27,802	27,802
West Ridge Plaza	(10)	10/01/09	7.78%	5,599	5,599
White Oaks Plaza	(10)	10/01/09	7.78%	17,087	17,087

Subtotal 2009				448,619	444,670	7.24%
Trolley Square		08/01/10	9.03%	29,226	26,303
Coral Square		10/01/10	8.00%	89,410	86,924
Crystal River		11/11/10	7.63%	15,942	15,942
Biltmore Square		12/11/10	7.95%	26,000	26,000
Port Charlotte Town Center		12/11/10	7.98%	53,250	42,600

Subtotal 2010				213,828	197,769	8.10%
Ingram Park Mall	(9)	08/11/11	6.99%	82,847	82,847
Knoxville Center	(9)	08/11/11	6.99%	62,737	62,737
Northlake Mall	(9)	08/11/11	6.99%	72,374	72,374
Towne West Square	(9)	08/11/11	6.99%	54,230	54,230
Tacoma Mall		09/28/11	7.00%	132,660	132,660

Subtotal 2011				404,848	404,848	6.99%
Anderson Mall		10/10/12	6.20%	29,930	29,930
Century III Mall	(7)	10/10/12	6.20%	88,352	88,352
Crossroads Mall		10/10/12	6.20%	44,375	44,375
Forest Mall	(8)	10/10/12	6.20%	17,770	17,770
Highland Lakes Center	(7)	10/10/12	6.20%	16,380	16,380
Longview Mall	(7)	10/10/12	6.20%	33,256	33,256
Markland Mall	(8)	10/10/12	6.20%	23,528	23,528
Midland Park Mall	(8)	10/10/12	6.20%	34,349	34,349
Palm Beach Mall		10/10/12	6.20%	54,947	54,947
Richmond Towne Square	(8)	10/10/12	6.20%	48,246	48,246

Subtotal 2012				391,133	391,133	6.20%
Battlefield Mall		07/01/13	4.60%	100,000	100,000

Subtotal 2013				100,000	100,000	4.60%
Chesapeake Center	(11)	05/15/15	8.44%	6,563	6,563
Grove at Lakeland Square, The	(11)	05/15/15	8.44%	3,750	3,750
Terrace at Florida Mall, The	(11)	05/15/15	8.44%	4,688	4,688

Subtotal 2015				15,001	15,001	8.44%
Arsenal Mall—2		05/05/16	8.20%	1,864	1,864

Subtotal 2016				1,864	1,864	8.20%
Sunland Park Mall		01/01/26	8.63%	37,503	37,503

Subtotal 2026				37,503	37,503	8.63%
Keystone at the Crossing		07/01/27	7.85%	60,954	60,954

Subtotal 2027				60,954	60,954	7.85%

Total Consolidated Fixed Rate Mortgage Debt				2,877,264	2,826,118	7.17%

Variable Rate Mortgage Debt:
Shops @ Mission Viejo		09/14/03	2.17%	151,299	151,299

Subtotal 2003				151,299	151,299	2.17%
Jefferson Valley Mall		01/11/04	2.37%	60,000	60,000
North East Mall	(1)	05/21/04	2.50%	140,000	140,000
Waterford Lakes	(1)	08/16/04	2.42%	68,000	68,000

Subtotal 2004				268,000	268,000	2.45%
Brunswick Square	(1)	06/12/05	2.62%	45,000	45,000
Raleigh Springs Mall		12/09/05	3.80%	11,000	11,000
Bowie Mall	(1)	12/14/05	2.62%	52,605	52,605

Subtotal 2005				108,605	108,605	2.74%
Chesapeake Square	(1)	07/01/06	3.87%	47,000	35,250
Riverway	(1)	10/01/06	2.27%	110,000	110,000

Subtotal 2006				157,000	145,250	2.66%
White Oaks Mall	(1)	02/25/08	2.22%	48,563	41,125

Subtotal 2008				48,563	41,125	2.22%

Total Variable Rate Mortgage Debt				733,467	714,279	2.46%

Total Consolidated Mortagage Debt				3,610,731	3,540,397	6.22%

Fixed Rate Unsecured Debt:
Simon Property Group, LP (PATS)		11/15/03	6.75%	100,000	100,000

Subtotal 2003				100,000	100,000	6.75%
Shopping Center Associates (Bonds)		01/15/04	6.75%	150,000	150,000
Simon Property Group, LP (Bonds)		02/09/04	6.75%	300,000	300,000
Simon Property Group, LP (Bonds)		07/15/04	6.75%	100,000	100,000
Retail Property Trust (Bonds)		08/15/04	7.75%	150,000	150,000

Subtotal 2004				700,000	700,000	6.96%
Shopping Center Associates (Bonds)		05/15/05	7.63%	110,000	110,000
Simon Property Group, LP (Bonds)		06/15/05	6.75%	300,000	300,000
Simon Property Group, LP (Medium Term Notes)		06/24/05	7.13%	100,000	100,000
Simon Property Group, LP (Bonds)		10/27/05	6.88%	150,000	150,000

Subtotal 2005				660,000	660,000	6.98%
Simon Property Group, LP (Bonds)		01/20/06	7.38%	300,000	300,000
Simon Property Group, LP (Bonds)		11/15/06	6.88%	250,000	250,000

Subtotal 2006				550,000	550,000	7.15%
Simon Property Group, LP (Medium Term Notes)		09/20/07	7.13%	180,000	180,000
Simon Property Group, LP (Bonds)		11/15/07	6.38%	750,000	750,000

Subtotal 2007				930,000	930,000	6.52%
Simon Property Group, LP (MOPPRS)		06/15/08	7.00%	200,000	200,000
Simon Property Group, LP (Bonds)		08/28/08	5.38%	150,000	150,000

Subtotal 2008				350,000	350,000	6.30%

Simon Property Group, LP (Bonds)		02/09/09	7.13%	300,000	300,000
Simon Property Group, LP (Bonds)		07/15/09	7.00%	150,000	150,000

Subtotal 2009				450,000	450,000	7.08%
Simon Property Group, LP (Bonds)		03/18/10	4.88%	300,000	300,000

Subtotal 2010				300,000	300,000	4.88%
Simon Property Group, LP (Bonds)		01/20/11	7.75%	200,000	200,000

Subtotal 2011				200,000	200,000	7.75%
Simon Property Group, LP (Bonds)		08/28/12	6.35%	350,000	350,000

Subtotal 2012				350,000	350,000	6.35%
Simon Property Group, LP (Bonds)		03/15/13	5.45%	200,000	200,000
Retail Property Trust (Bonds)		09/01/13	7.18%	75,000	75,000

Subtotal 2013				275,000	275,000	5.92%
Retail Property Trust (Bonds)		03/15/16	7.88%	250,000	250,000

Subtotal 2016				250,000	250,000	7.88%
Simon Property Group, LP (Bonds)		06/15/18	7.38%	200,000	200,000

Subtotal 2018				200,000	200,000	7.38%

Total Unsecured Fixed Rate Debt				5,315,000	5,315,000	6.75%

Variable Rate Unsecured Debt:
Simon Property Group, LP (Term Loan)		02/28/04	1.77%	150,000	150,000
Simon Property Group, LP (Term Loan)		03/15/04	1.92%	65,000	65,000

Subtotal 2004				215,000	215,000	1.82%
Corporate Revolving Credit Facility	(1)	04/16/06	1.77%	539,655	539,655

Subtotal 2006				539,655	539,655	1.77%

Total Unsecured Variable Rate Debt				754,655	754,655	1.78%

Total Unsecured Debt				6,069,655	6,069,655	6.13%

Premium				37,523	36,629	N/A
Discount				(21,849)	(21,785)	N/A
Fair Value Interest Rate Swaps				5,614	5,614	N/A
Total Consolidated Debt				9,701,674	9,630,510	6.16%

Joint Venture Indebtedness
Fixed Rate Mortgate Debt:
Miami International Mall		12/21/03	6.91%	43,612	20,836

Subtotal 2003				43,612	20,836	6.91%
Dekalb Mall		07/01/04	9.35%	3,034	543
Solomon Food		02/01/04	7.83%	92,128	45,269
Northshore Mall		05/14/04	9.05%	161,000	79,111

Indian River Commons		11/01/04	7.58%	8,182	4,091
Indian River Mall		11/01/04	7.58%	45,399	22,700

Subtotal 2004				309,743	151,714	8.43%
Westchester, The—1		09/01/05	8.74%	145,604	58,242
Westchester, The—2		09/01/05	7.20%	51,528	20,611
Houston Galleria—1		12/01/05	7.93%	218,638	68,838

Subtotal 2005				415,770	147,691	8.15%
Cobblestone Court		01/01/06	7.64%	6,178	2,162
Crystal Court		01/01/06	7.64%	4,044	1,415
Fairfax Court		01/01/06	7.64%	10,318	2,708
Gaitway Plaza		01/01/06	7.64%	7,348	1,714
Plaza at Buckland Hills, The		01/01/06	7.64%	17,678	6,187
Ridgewood Court		01/01/06	7.64%	7,978	2,792
Royal Eagle Plaza		01/01/06	7.64%	7,920	2,772
Village Park Plaza		01/01/06	7.64%	8,482	2,969
West Town Corners		01/01/06	7.64%	10,328	2,411
Westland Park Plaza		01/01/06	7.64%	4,950	1,155
Willow Knolls Court		01/01/06	7.64%	6,488	2,271
Yards Plaza, The		01/01/06	7.64%	8,270	2,895
CMBS Loan—Fixed (encumbers 13 Properties)	(6)	05/15/06	7.52%	357,100	178,550
Great Northeast Plaza		06/01/06	9.04%	16,863	8,432
Smith Haven Mall		06/01/06	7.86%	115,000	28,750
Greendale Mall		12/10/06	8.23%	40,895	20,095

Subtotal 2006				629,840	267,278	7.68%
River Ridge Mall		01/01/07	8.05%	22,695	2,603
Gwinnett Place—1		04/01/07	7.54%	37,718	18,859
Gwinnett Place—2		04/01/07	7.25%	83,050	41,525
Town Center at Cobb—1		04/01/07	7.54%	48,055	24,028
Town Center at Cobb—2		04/01/07	7.25%	63,204	31,602
Mall at Rockingham		09/01/07	7.88%	97,448	23,942

Subtotal 2007				352,170	142,559	7.46%
Metrocenter		02/28/08	8.45%	29,070	14,535
Aventura Mall—A		04/06/08	6.55%	141,000	47,000
Aventura Mall—B		04/06/08	6.60%	25,400	8,467
Aventura Mall—C		04/06/08	6.89%	33,600	11,200
West Town Mall		05/01/08	6.90%	76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	101,095	49,676
Mall of New Hampshire—2		10/01/08	8.53%	8,274	4,066
Fashion Valley Mall—1		10/11/08	6.49%	167,370	83,685
Fashion Valley Mall—2		10/11/08	6.58%	29,124	14,562

Subtotal 2008				610,933	271,191	6.80%
Woodland Hills Mall		01/01/09	7.00%	85,873	40,573
Source, The		03/11/09	6.65%	124,000	31,000
Apple Blossom Mall		09/10/09	7.99%	39,759	19,537
Auburn Mall		09/10/09	7.99%	46,546	22,872

Subtotal 2009				296,178	113,982	7.27%

Mall at Chestnut Hill		02/02/10	8.45%	14,771	6,975
Mall of Georgia		07/01/10	7.09%	200,000	100,000
Florida Mall, The		12/10/10	7.55%	264,210	132,105

Subtotal 2010				478,981	239,080	7.38%
Oxford Valley Mall		01/10/11	6.76%	87,847	15,732
Atrium at Chestnut Hill		03/11/11	6.89%	48,073	23,622
Cape Cod Mall		03/11/11	6.80%	97,762	48,038
Henderson Square		07/01/11	6.94%	15,745	2,820
Highland Mall		07/11/11	6.83%	69,723	34,862
Fashion Centre Pentagon Retail		09/11/11	6.63%	163,990	69,696
European Retail Enterprises—Fixed Components		12/31/11	6.49%	70,361	22,706

Subtotal 2011				553,501	217,476	6.73%
Dadeland Mall		02/11/12	6.75%	197,317	98,659
Square One		03/11/12	6.73%	93,848	46,115
Crystal Mall		09/11/12	5.62%	105,011	78,305

Subtotal 2012				396,176	223,079	6.35%
Emerald Square Mall		03/01/13	5.13%	144,529	71,018
Avenues, The		04/01/13	5.29%	79,817	19,954
Circle Centre Mall		04/11/13	5.02%	79,819	11,709

Subtotal 2013				304,165	102,681	5.15%

Total Joint Venture Fixed Rate Mortgage Debt				4,391,069	1,897,567	7.16%

Variable Rate Mortgage Debt:
Liberty Tree Mall		03/25/17	2.62%	44,817	22,022

Subtotal 2003				44,817	22,022	2.62%
Northfield Square	(1)	04/01/04	3.62%	34,670	10,956
Fashion Centre Pentagon Office	(1)	09/10/04	2.62%	33,000	14,025
Shops at Sunset Place, The	(1)	10/15/04	4.12%	96,065	36,024

Subtotal 2004				163,735	61,005	3.69%
Mall of America	(1)	03/10/05	1.65%	312,000	85,800
Seminole Towne Center	(1)	07/01/05	3.62%	69,762	31,393

Subtotal 2005				381,762	117,193	2.18%
CMBS Loan—1 Floating (encumbers 13 Properties)	(6)	05/15/06	1.53%	186,500	93,250
CMBS Loan—2 Floating (encumbers 13 Properties)	(6)	05/15/06	1.49%	81,400	40,700
Westin Hotel—NYC		06/05/06	3.87%	160,825	11,830
Mall of Georgia Crossing		06/09/06	3.12%	33,533	16,767

Montreal Forum—Canada	(1)	08/08/06	5.98%	41,025	14,615

Subtotal 2006				503,283	177,162	2.19%
Houston Galleria—2	(1)	06/25/07	2.62%	79,543	25,044

Subtotal 2007				79,543	25,044	2.62%
European Retail Enterprises—Variable Components		12/21/09	4.29%	132,257	42,680

Subtotal 2009				132,257	42,680	4.27%

Total Joint Venture Variable Rate Mortgage Debt				1,305,397	445,106	2.64%

Premium				11,039	5,503
Discount				(4,808)	(2,363)

Total Joint Venture Debt				5,702,697	2,345,813	6.30%

Company's Share of Total Indebtedness				11,976,323	6.19%

Footnotes:

(1)
Includes applicable extensions available at Company's option.

(2)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(3)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(4)
Through an interest rate swap agreement, effectively fixed through the maturity date at the all-in interest rate presented.

(5)
These notes are secured by cross-collateralized and cross-defaulted mortgages encumbering seven of the Properties (West Ridge Mall, Bay Park Mall, Boardman Plaza, Cheltenham Square, DeSoto Square, Upper Valley Mall and Washington Square).

(6)
These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties (Eastland Mall, Southern Hills Mall, Lindale Mall, Southridge Mall, Granite Run Mall, Lake Square Mall, Northpark Mall, Southpark Mall, Valley Mall, Mesa Mall, Empire Mall, Empire East Mall and Rushmore Mall). A weighted average rate is used.

(7)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

SIMON PROPERTY GROUP
Unencumbered Assets
As of June 30, 2003

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Southgate Mall	Yuma	AZ
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Westminster Mall	Westminster	CA
Aurora Mall	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Orange Park Mall	Orange Park	FL
Town Center at Boca Raton	Boca Raton	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Hutchinson Mall	Hutchinson	KS
Prien Lake Mall	Lake Charles	LA
South Park Mall	Shreveport	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Independence Center	Independence	MO
SouthPark Mall	Charlotte	NC
Pheasant Lane	Nashua	NH
Bergen Mall	Paramus	NJ

Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Eastern Hills Mall	Williamsville	NY
Nanuet Mall	Nanuet	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Woodville Mall	Northwood	OH
Eastland Mall	Tulsa	OK
Heritage Park Mall	Midwest City	OK
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Community Centers:
Bridgeview Court	Bridgeview	IL
Countryside Plaza	Countryside	IL
Fox River Plaza	Elgin	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Brightwood Plaza	Indianapolis	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN

Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Wabash Village	West Lafayette	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Celina Plaza	El Paso	TX
Ingram Plaza	San Antonio	TX
Mainland Crossing	Texas City	TX
Martinsville Plaza	Martinsville	VA
Mixed-Used:
New Orleans Centre	New Orleans	LA
Office:
O'Hare International Center	Rosemont	IL

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of June 30, 2003
($ in 000's)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Shares:
Convertible
Simon Property Group, Inc.	Series B Preferred 6.5% Convertible(1)	4,830,057	$100	$483,006	SPGPrB
Perpetual
Simon Property Group, Inc.	Series E Preferred 8% Cumulative Redeemable(2)	1,000,000	$25	$25,000	N/A
Simon Property Group, Inc.	Series F Preferred 8 3/4% Perpetual(3)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G Preferred 7.89% Perpetual(4)	3,000,000	$50	$150,000	SPGPrG
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible Preferred(5)	2,600,895	$28	$72,825	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable Preferred(6)	2,600,895	$30	$78,027	N/A

(1)
Each share is convertible into a number of shares of common stock of the Company obtained by dividing $100 by $38.669 (the conversion price), which is subject to adjustment as outlined below. The Company may redeem the stock on or after September 24, 2003 at a price beginning at 105% of the liquidation preference plus accrued dividends and declining to 100% of the liquidation preference plus accrued dividends any time on or after September 24, 2008. The shares are traded on the New York Stock Exchange. The closing price on June 30, 2003, was $103.87 per share. (The conversion price of the Series B Convertible Preferred Stock is subject to adjustment by the Company in connection with certain events.)

(2)
The shares are not redeemable prior to August 27, 2004.

(3)
The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on June 30, 2003, was $27.20 per share.

(4)
The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on June 30, 2003 was $54.00 per share.

(5)
Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(6)
Each unit/share is not redeemable prior to August 27, 2009.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Changes in Common Shares and Unit Ownership For the Period from December 31, 2002 through June 30, 2003
SIMON PROPERTY GROUP Selected Financial Information As of June 30, 2003 Unaudited (In thousands, except as noted)
Simon Property Group, Inc. Unaudited Pro-Rata Balance Sheet As of June 30, 2003
Simon Property Group, Inc. Unaudited Pro-Rata Statement of Operations For the Three Months Ended June 30, 2003
Simon Property Group, Inc. Unaudited Pro-Rata Statement of Operations For the Six Months Ended June 30, 2003
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of June 30, 2003 (In thousands)
SIMON PROPERTY GROUP Rent Information As of June 30, 2003
SIMON PROPERTY GROUP Lease Expirations(1) As of June 30, 2003
SIMON PROPERTY GROUP Lease Expirations(1) As of June 30, 2003
SIMON PROPERTY GROUP Top Regional Mall Tenants As of June 30, 2003 (Square Feet in 000's)
SIMON PROPERTY GROUP 2003 and 2004 Regional Mall Anchor/Big Box Openings
SIMON PROPERTY GROUP 2003 and 2004 Regional Mall Anchor/Big Box Openings
SIMON PROPERTY GROUP Property Listing (sorted by state) As of June 30, 2003
SIMON PROPERTY GROUP Capital Expenditures For the Six Months Ended June 30, 2003 (In millions)
SIMON PROPERTY GROUP Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of June 30, 2003
SIMON PROPERTY GROUP The Company's Share of Total Debt Amortization and Maturities by Year As of June 30, 2003 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of June 30, 2003 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness By Maturity As of June 30, 2003 (In thousands)